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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




          Date of Report (Date of earliest event reported): May 8, 2002



                             BRANDYWINE REALTY TRUST
                 ----------------------------------------------
                 (Exact name of issuer as specified in charter)


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            MARYLAND                                   1-9106                            23-2413352
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
  (State or Other Jurisdiction                      (Commission                       (I.R.S. Employer
of Incorporation or Organization)                   file number)                    Identification Number)
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                         14 Campus Boulevard, Suite 100
                       Newtown Square, Pennsylvania 19073
                    ----------------------------------------
                    (Address of principal executive offices)


                                 (610) 325-5600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)      Exhibits.

                 Exhibit Number               Exhibit Title
                 --------------------         ----------------
                 99.1                         Press Release dated May 8, 2002

ITEM 9. Regulation FD Disclosure.

         On May 8, 2002, Brandywine Realty Trust (the "Company") issued the press release attached as exhibit 99.1 to this Current Report on Form 8-K.

         The Company, acting through a subsidiary, has entered into a Ground Lease Option Agreement (the "Option Agreement") with the National Railroad Passenger Corporation ("Amtrak"). Under the terms of the Option Agreement, the Company acquired an option to enter into a participating Ground Lease with Amtrak for a parcel of approximately 30,000 square feet on the western portion of the existing parking deck at 30th and Arch Streets in Philadelphia, just north of Amtrak's 30th Street Station. If the Company exercises the option, it will have the right to build an office building on the parcel containing between 350,000 and 1,000,000 rentable square feet, with ancillary retail and parking space. The Company paid Amtrak $50,000 for the Option Agreement and has the right to extend the January 31, 2004 expiration date for an additional year upon the payment of an additional $100,000 to Amtrak. The Ground Lease would have an initial term of 75 years, with a minimum fixed rent that would depend upon the gross rentable square footage and with a variable rent in the nature of a cash flow participation. The Company is in the process of performing its due diligence and designing the building. The final form of the Ground Lease has not yet been completed. The parcel is located in a Keystone Opportunity Expansion Zone, which offers relief from certain state and local taxes for businesses which locate at the property.



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                                   Signatures

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                             BRANDYWINE REALTY TRUST


Date: May 8, 2002                     By:  /s/ Gerard H. Sweeney
                                           -------------------------------------
                                           Gerard H. Sweeney
                                           President and Chief Executive Officer


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                                 EXHIBIT INDEX


Exhibit No.                                   Description
-----------                         -------------------------------
   99.1                             Press Release dated May 8, 2002